UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2019
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)

781-418-7000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On May 3, 2019, Keurig Dr Pepper Inc. (the "Company") issued a press release announcing that its Board of Directors declared a quarterly dividend of $0.15 per share on the Company's common stock. The dividend is payable in U.S. dollars on July 19, 2019, to shareholders of record on July 05, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Keurig Dr Pepper Inc. Press Release dated May 3, 2019 - "Keurig Dr Pepper Declares Quarterly Dividend"

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Keurig Dr Pepper Inc. Press Release dated May 3, 2019 - "Keurig Dr Pepper Declares Quarterly Dividend"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Date: May 3, 2019
	By:	/s/ James L. Baldwin
James L. Baldwin
Chief Legal Officer and General Counsel